GRAYSCALE

AI COMPUTE ETF

(Formerly Grayscale Bitcoin Miners ETF)

Ticker: GCPU
Exchange: NYSE Arca, Inc.

SUMMARY PROSPECTUS September 22, 2026

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus, statement of additional information, reports to shareholders and other information about the Fund online at https://etfs.Grayscale.com/gcpu. You can also get this information at no cost by calling the Fund at 866-775-0131 or writing the Fund at c/o U.S. Bancorp Fund Services, LLC (d/b/a U.S. Bank Global Fund Services), 615 East Michigan Street, Milwaukee, WI 53202. The Fund’s prospectus and statement of additional information, both dated September 22, 2026, as may be supplemented are all incorporated by reference into this Summary Prospectus.

Grayscale AI Compute ETF (formerly Grayscale Bitcoin Miners ETF) is a series of Grayscale Funds Trust and an exchange-traded fund.

The U.S. Securities and Exchange Commission (“SEC”) has not approved or disapproved of these securities or passed upon the accuracy or adequacy of this Summary Prospectus. Any representation to the contrary is a criminal offense.

Investment Objective

The Grayscale AI Compute ETF (formerly Grayscale Bitcoin Miners ETF) (the “Fund”) seeks investment results that track the performance (before fees and expenses) of the Indxx High Performance Computing Index (the “Index”).

Fees and Expenses of the Fund

The following table describes the fees and expenses you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.59%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.59%

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The Example does not take into account brokerage commissions that you may pay on your purchases and sales of Shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$60	$189	$329	$738

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares

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are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. For the period of January 30, 2025 (commencement of operations) through December 31, 2025, the portfolio turnover rate for the Fund was 65%.

Principal Investment Strategy

The Fund will not invest in digital assets directly or through the use of derivatives. The Fund also will not invest in initial coin offerings. The Fund may, however, have indirect exposure to digital assets by virtue of its investments in companies included in the Index, including digital infrastructure transition companies (described below), that use or have used one or more digital assets as part of their legacy, transitional or current business activities, historically operated in cryptocurrency mining, blockchain infrastructure or other digital infrastructure markets, or that hold digital assets as proprietary investments. A company is included in the Index based on its high-performance computing, artificial intelligence (“AI”) cloud or accelerated computing activities, and not solely because of any cryptocurrency mining, blockchain or other digital asset activity. Because the Fund will not invest directly in any digital assets, it will not track price movements of any digital assets.

Under normal circumstances, the Fund will invest at least 80% of its net assets, including investment borrowings, in the constituents that comprise the Index and in other instruments that have economic characteristics and provide investment exposure similar to the component securities of the Index. For purposes of this policy, the Fund treats constituents of the Index as investments tied economically to AI compute because they are selected pursuant to the Index Provider’s high performance computing methodology, which classifies companies based on revenue exposure to the High Performance Computing theme, as described below. Shareholders will be given at least 60 days’ advance notice of any change to the Fund’s 80% investment policy. Other instruments that have economic characteristics and provide investment exposure similar to the component securities of the Index include depositary receipts, such as American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”), to the extent such instruments are not themselves component securities of the Index. The Fund invests in equity securities, such as common stock, and depositary receipts of companies included in the Index. The Fund uses a “passive management” or indexing approach to seek to track the performance, before fees and expenses, of the Index.

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The Index is designed by Indxx (the “Index Provider”), which is not affiliated with the Fund, the Adviser or the Sub-Adviser, to track the performance of common stock and depositary receipts of global companies listed in developed and emerging markets, as defined by the Index Provider, that are doing business in high-performance computing (“HPC”), AI cloud, accelerated computing infrastructure activities and services (the “High Performance Computing theme”). The Index also includes companies involved in providing cloud-based high-performance computing infrastructure, AI compute services and graphics processing unit (“GPU”) -accelerated computing platforms, as well as companies that provide supporting infrastructure for AI and high-performance computing, such as GPU cloud services, AI data center hosting, computing infrastructure, accelerated computing platforms, HPC infrastructure, and related hardware and software solutions supporting AI and advanced computing workloads.

The High Performance Computing theme includes companies involved in providing cloud-based high-performance computing infrastructure, AI compute services and GPU-accelerated computing platforms. The High Performance Computing theme also includes, but is not limited to, companies that provide AI infrastructure such as GPU cloud services, AI data center hosting, accelerated computing platforms, HPC infrastructure, and related hardware and software solutions supporting AI and advanced computing workloads.

The High Performance Computing theme also includes digital infrastructure transition companies, which are companies that historically operated in cryptocurrency mining, blockchain infrastructure, or other digital infrastructure markets but have publicly disclosed, implemented, or contracted a strategic transition toward AI, HPC, GPU cloud, or AI data center operations.

The Index Provider determines eligible companies based on a proprietary process that relies on extensive research performed by the Index Provider to determine relevancy to the High Performance Computing theme. Companies are selected based on classifications under the Indxx Thematic Industry Classification System (“ITICS”) that the Index Provider determines are relevant to the High Performance Computing theme.

To be eligible for inclusion in the initial universe, securities must have:

•     A country of listing in a developed or emerging market, as defined by the Index Provider in its country classification and investability requirements;

•     A minimum total market capitalization of $50 million;

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•     A six-month average daily turnover greater than or equal to $0.5 million;

•     Traded on at least 90% of the eligible trading days during the prior six months, provided that, in the case of an initial public offering where a security does not have a six-month trading history, such security must have started trading at least three months before the start of the reconstitution and rebalancing process and must have traded on at least 90% of the eligible trading days during the prior three months;

•     A minimum free float equivalent to 10% of shares outstanding;

•     A trading price below $10,000, except that this maximum price limitation does not apply to existing Index constituents, which may remain in the initial universe irrespective of their stock price; and

•     An eligible security type, consisting of common stock, depositary receipts (“DRs”), American Depositary Receipts (“ADRs”) or Global Depositary Receipts (“GDRs”).

If multiple share classes or listings exist for a company, the Index Provider generally retains the existing share class or listing in the Index if it satisfies all applicable eligibility criteria. If no existing share class or listing is retained, the Index Provider generally selects the most liquid eligible share class or listing for inclusion.

The Index Provider further classifies eligible companies into three categories based on their revenue exposure to the High Performance Computing theme:

•     Pure-Play: Companies from the master list that derive greater than or equal to 50% of their revenue from the High Performance Computing theme are considered “Pure-Play” companies. Pure-Play companies are included in the selection list for the Index.

•     Quasi-Play: Companies with diversified revenue streams that generate at least 20%, but less than 50%, of their revenue from the High Performance Computing theme are considered “Quasi-Play” companies. Quasi-Play companies are included in the selection list for the Index.

•     Marginal-Play: Companies with diversified revenue streams that generate less than 20% of their revenue from the High Performance Computing theme are considered “Marginal” companies. Marginal companies may also include companies that are transitioning into AI data center, GPU cloud or high-performance computing businesses, including digital infrastructure transition companies that historically operated in cryptocurrency mining, blockchain infrastructure, or

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other digital infrastructure markets but have publicly disclosed, implemented, or contracted a strategic transition toward AI, HPC, GPU cloud, or AI data center operations. Marginal companies are included in the selection list for the Index.

In constructing the Index, the Index Provider includes the top 30 Pure-Play companies by company-level market capitalization. If fewer than 30 Pure-Play companies qualify for inclusion in the Index, then the top Quasi-Play companies by largest total market capitalization are included until the portfolio size reaches 30. If fewer than 30 Pure-Play and Quasi-Play companies qualify for inclusion in the Index, then the top Marginal companies by largest total market capitalization are included until the portfolio size reaches 30. If there are fewer than 30 companies in the selection list, all companies in the selection list are included in the Index.

The Index employs buffer rules designed to reduce portfolio turnover. An existing Index constituent may continue to be included in the initial universe if its market capitalization is within a 20% deviation from the applicable minimum market capitalization requirement, provided it satisfies all other applicable eligibility criteria. An existing Index constituent may also continue to be included in the initial universe if its six-month average daily turnover is greater than or equal to 70% of the applicable minimum liquidity requirement, provided it satisfies all other applicable eligibility criteria.

The Index is weighted based on company level free float market capitalization. A single security cap of 8% is applied amongst the pure-play securities and the excess weight is redistributed proportionally amongst the uncapped pure-play securities. The total weight of Quasi-Play and Marginal-Play securities is capped at 15%. A single security cap of 4.5% is applied amongst the Quasi-Play and Marginal-Play securities and the excess weight is redistributed proportionally amongst the uncapped Quasi-Play and Marginal-Play securities. The total weight of the securities with weights greater than 5% is capped at 45%. A single cap of 4.5% is applied on the securities with weights greater than 5% and the excess weight is redistributed proportionally amongst the uncapped securities.

The Index is rules-based and reconstituted and rebalanced quarterly. The reconstituted portfolio becomes effective at the close of the last trading day of each March, June, September and December. This day is the “Reconstitution Effective Day.” The security selection and portfolio creation process starts at the close of the nearest Friday falling at least one month before the Reconstitution Effective Day, which is the “Selection Day.” The selection list is created based on data as of the Selection Day. Index weights are calculated prior to the Reconstitution Effective Day, and Index shares are frozen using weights as of the applicable weight calculation date.

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The Fund generally employs a passive management investment strategy in seeking to achieve its investment objective and generally seeks to fully replicate the Index. However, under various circumstances, the Fund may use a representative sampling strategy, whereby the Fund would invest in what it believes to be a representative sample of the component securities of the Index. The Fund may use a representative sampling strategy when a replication strategy might be detrimental to shareholders, such as when there are practical difficulties or substantial costs involved in compiling a portfolio of securities to follow the Index, or, in certain instances, when a component security of the Index becomes temporarily illiquid, unavailable or less liquid. The Fund may also use a representative sampling strategy to exclude less liquid component securities contained in the Index from the Fund’s portfolio in order to create a more tradable portfolio and improve arbitrage opportunities. To the extent the Fund uses a representative sampling strategy, it may not track the Index with the same degree of accuracy as would an investment vehicle replicating the entire Index.

The Fund may invest in small-, mid- and large-capitalization companies.

The Fund may lend securities representing up to one-third of the value of the Fund’s total assets, including the value of the collateral received.

The Fund is “non-diversified” under the Investment Company Act of 1940, as amended (the “1940 Act”), and therefore is not required to meet certain diversification requirements under the 1940 Act.

Concentration Policy. The Fund may concentrate its investments (i.e., hold more than 25% of the value of its total assets) in a particular industry or group of industries to the extent that the Index concentrates in such industry or group of industries. Based on the composition of the Index as of August 27, 2026 and using the Global Industry Classification Standard (“GICS”), the Index was concentrated in the Software industry. The Index also had significant exposure to issuers classified within the Software & Services industry group and the Information Technology sector. The Fund’s portfolio holdings, and the extent to which it concentrates its investments, are likely to change over time.

Summary of Principal Investment Risks

The principal risks of investing in the Fund are summarized below. The principal risks below are presented in alphabetical order at the principal heading level to facilitate finding particular risks and comparing them with other funds, and the order does not indicate the significance of any particular risk. You should review each risk factor carefully. As with any investment, there is a risk that you could lose all or a portion of your investment in the Fund, and the Fund’s performance could trail that of other investments. Some or all of these risks

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may adversely affect the Fund’s net asset value per share (“NAV”), trading price, yield, total return and/or ability to meet its objective. For more information about the risks of investing in the Fund, see the section in the Fund’s Prospectus titled “Additional Information About the Fund.”

Concentration in High Performance Computing Companies Risk: Because the Fund seeks to track the Index, the Fund is expected to concentrate its investments (i.e., hold more than 25% of its total assets) in one or more industries or groups of industries represented by companies that provide exposure to the High Performance Computing theme (“High Performance Computing Companies”) to approximately the same extent that the Index concentrates in those industries or groups of industries. These companies may include companies doing business in high-performance computing (“HPC”), AI cloud, accelerated computing infrastructure activities and services, as well as companies that provide supporting infrastructure for AI and high-performance computing, such as GPU cloud services, data center hosting, computing infrastructure, and related hardware and software solutions. Companies providing exposure to the High Performance Computing theme may be classified in different sectors and industries. Based on the composition of the Index as of August 27, 2026, and using the Global Industry Classification Standard (“GICS”), the Index was concentrated in the Software industry. The Index also had significant exposure to issuers classified within the Software & Services industry group and the Information Technology sector.

The High Performance Computing theme also includes digital infrastructure transition companies, which are companies that historically operated in cryptocurrency mining, blockchain infrastructure, or other digital infrastructure markets but have publicly disclosed, implemented, or contracted a strategic transition toward AI, HPC, GPU cloud, or AI data center operations. As a result, the value of the Fund’s Shares may rise and fall more than the value of shares of a fund that invests in securities of companies in a broader range of industries. In addition, at times, High Performance Computing Companies may be out of favor and underperform other industries or groups of industries or the market as a whole. An investment in a High Performance Computing Company may be subject to the following risk:

Software and IT Services Industry Risk: Software and IT services companies may be adversely affected by rapid technological change and obsolescence, intense competition, cybersecurity incidents, evolving data privacy and AI regulation, intellectual property claims, customer concentration, pricing pressure, dependence on key personnel and third-party technology infrastructure, and changes in enterprise, cloud computing or AI-related spending. Because the Index is concentrated in

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the Software industry and Software & Services industry group, these risks may have a greater effect on the Fund than on a fund that invests across a broader range of industries.

AI, GPU and Data Center Infrastructure Risk: Companies involved in AI compute services, GPU cloud services, AI data center hosting, accelerated computing platforms, high-performance computing infrastructure, computing infrastructure, and related hardware and software solutions may be adversely affected by rapid changes in technology, short product cycles, rapid product obsolescence, intense competition, reduced demand for AI or high-performance computing workloads, changes in customer spending on AI, cloud computing, data centers or related infrastructure, and the failure of AI or high-performance computing adoption to develop as expected. Such companies may also be adversely affected by shortages, supply chain disruptions, export controls, tariffs, trade restrictions, geopolitical tensions, vendor concentration, power shortages, construction or permitting delays, utility interconnection delays, equipment failures, environmental regulation, customer concentration, pricing pressure, overbuilding of AI compute capacity and evolving laws, regulations and government policies relating to AI, data privacy, cybersecurity, intellectual property, export controls, national security, energy usage, environmental impact and data center development.

Digital Infrastructure Transition Companies Risk: The Index may include digital infrastructure transition companies, which are companies that historically operated in cryptocurrency mining, blockchain infrastructure, or other digital infrastructure markets but have publicly disclosed, implemented, or contracted a strategic transition toward AI, HPC, GPU cloud, or AI data center operations. These companies may have limited operating histories in these new businesses and may not successfully complete their strategic transitions. A company may be included in the Index on the basis of a disclosed, contracted or announced transition that it has not yet implemented, and there can be no assurance that any such transition will be completed or will generate meaningful revenue. Digital infrastructure transition companies may require substantial capital expenditures to retrofit or develop facilities, acquire GPUs or other specialized computing hardware, secure power and cooling capacity, hire specialized personnel, obtain or retain customers, and compete with larger or more established AI cloud, hyperscale cloud, data center, semiconductor and technology companies. Legacy facilities, power arrangements or equipment originally developed for cryptocurrency mining, blockchain infrastructure or other digital infrastructure operations may not be suitable for AI, high-performance computing, GPU cloud or AI data center operations without substantial additional investment and may

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become impaired or lose value if the transition is delayed or unsuccessful. Any of these factors could adversely affect the value of the Fund’s investments and the value of the Shares.

Currency Exchange Rate Risk: The Fund may invest a relatively large percentage of its assets in investments denominated in non-U.S. currencies or in securities that provide exposure to such currencies. Changes in currency exchange rates and the relative value of non-U.S. currencies will affect the value of the Fund’s investments and the value of your Shares. Currency exchange rates can be very volatile and can change quickly and unpredictably. As a result, the value of an investment in the Fund may change quickly and without warning and you may lose money.

Cybersecurity Risk: Cybersecurity incidents, both intentional and unintentional, may allow an unauthorized party to gain access to the Fund’s assets, the Fund’s data or shareholder information (including non-public personal information), or proprietary information, or may cause the Fund, the Adviser, the Sub-Adviser, Authorized Participants, market makers, index providers, the Exchange, or any of their respective service providers (including, but not limited to, accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption, loss of operational functionality, or otherwise disrupt the Fund’s operations, including the ability of shareholders to purchase or redeem Shares or receive distributions. The Adviser and Sub-Adviser have limited ability to prevent or mitigate cybersecurity incidents affecting third party service providers, and such third-party service providers may have limited indemnification obligations to the Fund, the Adviser or the Sub-Adviser. Cybersecurity incidents may result in financial losses to the Fund and its shareholders, and substantial costs may be incurred in an effort to prevent or mitigate future cybersecurity incidents. Issuers of securities in which the Fund invests are also subject to cybersecurity risks, and the value of these securities could decline if the issuers experience cybersecurity incidents.

Because cybersecurity threats are continually evolving, new methods of conducting cyber-attacks are regularly developed, and the Fund and its service providers may not be able to anticipate or detect all such threats, which may limit the Fund’s ability to prevent or respond to cybersecurity incidents. Like other funds and business enterprises, the Fund, the Adviser, the Sub-Adviser, and their service providers are subject to the risk of cyber incidents occurring from time to time.

Depositary Receipt Risk: Depositary Receipts involve risks similar to those associated with investments in foreign securities, such as changes in political or economic conditions and changes in foreign currency exchange rates.

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Depositary Receipts listed on U.S. exchanges are issued by banks or trust companies and entitle the holder to dividends and capital gains paid on the underlying foreign shares (“Underlying Shares”). When the Fund invests in Depositary Receipts as a substitute for direct investment in the Underlying Shares, the Fund is exposed to the risk that the Depositary Receipts may not provide returns that correspond precisely with those of the Underlying Shares and may be subject to additional risks, including reduced liquidity and reliance on the depository institution.

Emerging Markets Risk: The Fund may invest in companies organized in emerging market nations. Investments in securities and instruments traded in developing or emerging markets, or that provide exposure to such markets, involve additional risks not typically associated with investments in the United States or other developed markets. These risks may include greater market volatility, lower trading volume and liquidity, political and economic instability, governmental controls on foreign investment, currency restrictions and limitations on the repatriation of capital. These conditions may impair the Fund’s ability to buy, sell or otherwise transfer securities, adversely affect the market price of Shares and cause the Fund to decline in value.

Equity Market Risk: The equity securities held in the Fund’s portfolio may experience sudden drops in value or long periods of decline due to factors affecting securities markets generally or specific issuers, industries or sectors in which the Fund invests. Common stocks are generally exposed to greater risk than other types of securities, such as preferred stock and debt obligations, because common stockholders generally have inferior rights to receive payment from issuers. In addition, changes in trade regulation, including tariffs or economic sanctions, local, regional or global events, such as war, acts of terrorism, public health crises, recessions or other events, could have a significant negative impact on the Fund and its investments, including by adversely affecting the prices and liquidity of the Fund’s portfolio securities or disrupting trading markets.

Exchange-Traded Fund (“ETF”) Risks: The Fund is an ETF, and, as a result of an ETF’s structure, it is exposed to the following risks:

Authorized Participants, Market Makers and Liquidity Providers Concentration. The Fund has a limited number of financial institutions that may act as Authorized Participants (“APs”). In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Shares may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable or unwilling to process creation and/or redemption orders and no other APs step forward to

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perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

Costs of Buying or Selling Shares. Due to the costs of buying or selling Shares, including brokerage commissions imposed by brokers and bid-ask spreads, frequent trading of Shares may significantly reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments.

Liquidity. Although Shares are listed for trading on NYSE Arca, Inc. (the “Exchange”) and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that Shares will trade with any volume, or at all, on any stock exchange. In stressed market conditions, the liquidity of Shares may begin to mirror the liquidity of the Fund’s underlying portfolio holdings, which can be significantly less liquid than Shares, and this could result in differences between the market price of the Shares and the underlying value of those Shares.

Shares May Trade at Prices Other Than NAV. As with all ETFs, Shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of Shares will generally approximate the Fund’s NAV, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount) due to supply and demand of Shares or during periods of market volatility. This risk is heightened in times of market volatility, periods of steep market declines, and periods when there is limited trading activity for Shares in the secondary market, in which case such premiums or discounts may be significant. Because securities held by the Fund may trade on foreign exchanges that are closed when the Fund’s primary listing exchange is open, there are likely to be deviations between the current price of a security and the security’s last quoted price from the closed foreign market. This may result in premiums and discounts that are greater than those experienced by domestic ETFs.

Foreign Securities Risk: Investments in non-U.S. securities involve certain risks that may not be present with investments in U.S. securities. For example, investments in non-U.S. securities may be subject to risk of loss due to foreign currency fluctuations or to political or economic instability. There may be less information publicly available about a non-U.S. issuer than a U.S. issuer. Non-U.S. issuers may be subject to different accounting, auditing, financial reporting and investor protection standards than U.S. issuers. Investments in non-U.S. securities may be subject to withholding or other taxes and may be subject to additional trading, settlement, custodial, and operational risks. With respect to certain countries, there is the possibility of government intervention

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and expropriation or nationalization of assets. Because legal systems differ, there is also the possibility that it will be difficult to obtain or enforce legal judgments in certain countries. Since foreign exchanges may be open on days when the Fund does not price its Shares, the value of the securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell the Shares. Conversely, Shares may trade on days when foreign exchanges are closed. Each of these factors can make investments in the Fund more volatile and potentially less liquid than other types of investments.

Geographic Investment Risk: To the extent that the Fund invests a significant portion of its assets in the securities of companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region. For example, political and economic conditions and changes in regulatory, tax, or economic policy in a country could significantly affect the market in that country and in surrounding or related countries and have a negative impact on the Fund’s performance. Currency developments or restrictions, political and social instability, and changing economic conditions have resulted in significant market volatility.

High Portfolio Turnover Risk: Changes to the Index, including quarterly reconstitutions and rebalancing, may require the Fund to purchase and sell portfolio securities and may result in a high portfolio turnover rate. At times, the Fund may have a portfolio turnover rate substantially greater than 100%. For example, a portfolio turnover rate of 300% is equivalent to the Fund buying and selling all of its securities three times during the course of a year. A high portfolio turnover rate would result in high brokerage costs for the Fund, may result in higher taxes when shares are held in a taxable account and lower Fund performance.

Index Methodology Risk: The Index includes only those securities meeting the Index criteria, including liquidity and market capitalization requirements, and therefore may not include all companies relevant to the Index’s investment theme. In addition, companies that would otherwise be included in the Index might be excluded if they omit disclosure of, or do not use key terms associated with, their activities related to the Index’s investment theme in regulatory filings or otherwise keep such activities from public (and the Index Provider’s) view.

Index Provider Risk: There can be no assurance that the Index Provider, or any agents that act on its behalf, will compile the Index accurately, or that the Index will be determined, maintained, constructed, reconstituted, rebalanced, composed, calculated or disseminated accurately. The Adviser relies upon the Index Provider and its agents to compile, determine, maintain,

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construct, reconstitute, rebalance, compose, calculate (or arrange for an agent to calculate), and disseminate the Index accurately. Any losses or costs associated with errors made by the Index Provider or its agents generally will be borne by the Fund and its shareholders.

Line of Business Risk: Certain companies included in the Index may be engaged in other lines of business unrelated to the High Performance Computing theme, and these lines of business could adversely affect their operating results. The operating results of these companies may fluctuate as a result of these additional risks and events in the other lines of business. In addition, a company’s ability to engage in new activities, including a strategic transition from legacy cryptocurrency mining, blockchain infrastructure or other digital infrastructure operations into AI, HPC, GPU cloud or AI data center operations, may expose it to business risks with which it has less experience than it has with the business risks associated with its traditional businesses. Despite a company’s possible success in activities linked to the High Performance Computing theme, there can be no assurance that the other lines of business in which these companies are engaged will not have an adverse effect on such company’s business or financial condition.

Market Capitalization Risk: The securities of large-capitalization companies may be relatively mature and therefore subject to slower growth during times of economic expansion and may be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes. The securities of mid-capitalization companies may be more vulnerable to adverse issuer, market, political, or economic developments than securities of large-capitalization companies and generally trade in lower volumes and are subject to greater and more unpredictable price changes than large capitalization stocks or the stock market as a whole. The securities of small-capitalization companies may be more vulnerable to adverse issuer, market, political, or economic developments than securities of larger-capitalization companies and generally trade in lower volumes and are subject to greater and more unpredictable price changes than larger capitalization stocks or the stock market as a whole. Mid- and small-capitalization companies may have limited product lines, markets, financial and managerial resources and may concentrate on fewer geographical markets, and smaller-capitalization companies typically have less publicly available information and may be particularly sensitive to changes in interest rates, government regulation, borrowing costs and earnings. As a result, investments in companies of different market capitalizations may experience greater volatility and may negatively affect the Fund’s net asset value and performance.

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New Fund Risk: The Fund is a recently organized investment company with limited operating history. As a result, prospective investors have a limited track record or history on which to base their investment decision. There can be no assurance that the Fund will grow to or maintain a viable size. Accordingly, investors in the Fund bear the risk that the Fund may not be successful, which could result in the Fund being liquidated at any time without shareholder approval and/or at a time that may not be favorable to shareholders. Such a liquidation could have negative tax consequences for shareholders.

Non-Diversification Risk: The Fund is considered to be non-diversified under the 1940 Act, which means that it may invest more of its assets in the securities of a single issuer or a smaller number of issuers than if it were a diversified fund. Because the Fund may invest in securities of a smaller number of issuers, the Fund may be more exposed to the risks associated with and developments affecting an individual issuer or a smaller number of issuers than a fund that invests more widely. This may increase the Fund’s volatility and cause the performance of a relatively smaller number of issuers to have a greater impact on the Fund’s performance. However, the Fund intends to satisfy the diversification requirements for qualifying as a regulated investment company (a “RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”).

Operational and Technology Risk: The Fund and the entities with which it interacts directly or indirectly are subject to operational and technology risks, including risks arising from human error, processing or communication errors, systems failures, cybersecurity incidents, and the use of emerging technologies, including AI, which may result in financial losses, operational disruptions, or declines in the value of the Fund’s investments. These risks may affect the Adviser, Sub-Adviser, the Fund’s service providers, index provider, Authorized Participants, the Exchange on which Shares are listed, and issuers in which the Fund invests, and may impair the calculation of NAV or the creation and redemption of Shares. Although the Fund and its service providers maintain risk management systems and business continuity plans, such measures may not prevent or mitigate all operational or technology-related incidents, and events beyond the Fund’s control could have a material adverse effect on the Fund’s NAV, trading price, or total return.

Passive Investment Risk: The Fund is not actively managed and seeks to track the performance of the Index regardless of the investment merit of individual securities. As a result, the Fund generally will not sell a security due to current or projected underperformance unless that security is removed from the Index or the sale is otherwise required in accordance with the Index methodology. Accordingly, the Fund may hold securities of companies that present risks that an investment adviser researching individual securities might

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seek to avoid, and the Fund does not take defensive positions in declining markets. The Fund’s performance may be adversely affected by declines in the market segments represented in the Index, and the Fund may underperform other investment vehicles, including those that invest in different asset classes or that employ active management strategies.

Sector Risk: To the extent the Fund invests more heavily in particular sectors of the economy, its performance will be especially sensitive to developments that significantly affect those sectors. The Fund may invest a significant portion of its assets in the following sectors and, therefore, the performance of the Fund could be negatively impacted by events affecting each of these sectors.

Information Technology Sector Risk. Market or economic factors impacting information technology companies and companies that rely heavily on technological advances could have a significant effect on the value of the Fund’s investments. The value of stocks of information technology companies and companies that rely heavily on technology is particularly vulnerable to rapid changes in technology product cycles, rapid product obsolescence, government regulation and competition, both domestically and internationally, including competition from foreign competitors with lower production costs. Stocks of information technology companies and companies that rely heavily on technology, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. Information technology companies are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability.

Securities Lending Risk: Securities lending involves a risk of loss because the borrower may fail to return the securities in a timely manner or at all. If the Fund is not able to recover the securities loaned, it may sell the collateral and purchase a replacement security in the market. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the loaned securities increases and the collateral is not increased accordingly. Additionally, the Fund will bear any loss on the investment of cash collateral it receives. These events could also trigger adverse tax consequences for the Fund. As securities on loan may not be voted by the Fund, there is a risk that the Fund may not be able to recall the securities in sufficient time to vote on material proxy matters.

Tax Risk: To qualify for the favorable tax treatment generally available to a RIC, the Fund must satisfy, among other requirements described in the Statement of Additional Information (“SAI”), certain diversification requirements. Given the concentration of the Index in a relatively small number of securities, it may not always be possible for the Fund to fully implement a replication strategy

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or a representative sampling strategy while satisfying these diversification requirements. The Fund’s efforts to replicate or represent the Index may cause it inadvertently to fail to satisfy the diversification requirements. If the Fund were to fail to satisfy the diversification requirements, it could be eligible for relief provisions if the failure is due to reasonable cause and not willful neglect and if a penalty tax is paid with respect to each failure to satisfy the applicable requirements. Additionally, relief is provided for certain de minimis failures of the diversification requirements where the Fund corrects the failure within a specified period. If the Fund were to fail to qualify as a RIC for a tax year, and the relief provisions are not available, it would be taxed in the same manner as an ordinary corporation, and distributions to its shareholders would not be deductible by the Fund in computing its taxable income. In such case, distributions from earnings and profits that its shareholders receive would be taxed as ordinary dividends, although corporate shareholders could be eligible for the dividends received deduction (subject to certain limitations) and individuals may be able to benefit from the lower tax rates available to qualified dividend income. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before requalifying as a RIC.

Tracking Error Risk: As with all index funds, the performance of the Fund and the Index may differ from each other (referred to as “tracking error”) for a variety of reasons. For example, the Fund incurs operating expenses and portfolio transaction costs not incurred by the Index. In addition, the Fund may not be fully invested in the securities of the Index at all times or may hold securities not included in the Index, or hold cash or experience differences in the timing of purchases, sales or valuations. The Fund may use a representative sampling strategy to achieve its investment objective, if the Fund’s Sub-Adviser believes it is in the best interest of the Fund, which may increase tracking error. Tracking error may be heightened during periods of market volatility or other unusual market conditions.

Performance Information

Because the Fund does not have performance history for a full calendar year, no performance information is presented for the Fund at this time. Once the Fund has completed a full calendar year of investment operations, this section will provide some indication of the risks of investing in the Fund by showing how the Fund’s average annual returns compare with a broad measure of market performance. Effective September 22, 2026, the Fund changed its name and investment strategies. Performance for the periods prior to September 22, 2026 is based on the investment strategies utilized by the Fund under the name “Grayscale Bitcoin Miners ETF”. Past performance does

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not necessarily indicate how the Fund will perform in the future. The Fund makes updated performance information, including its current net asset value, available on the Fund’s website at https://etfs.Grayscale.com/gcpu.

Portfolio Management

Adviser	Grayscale Advisors, LLC (the “Adviser”)
Sub-Adviser	Vident Asset Management (“Vident” or the “Sub-Adviser”)
Portfolio manager	Title	Portfolio manager of the Fund since
Austin Wen, CFA	Senior Portfolio Manager of Vident	Since inception, January 2025
Rafael Zayas, CFA	Senior Vice President, Head of Portfolio Management and Trading of Vident	Since inception, January 2025

To the extent that a reference in this prospectus refers to the Adviser, such reference should also be read to refer to the Sub-Adviser, where the context requires.

Purchase and Sale of Shares

The Shares are listed on the Exchange, and individual Shares may only be bought and sold in the secondary market through brokers at market prices, rather than NAV. Because Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (premium) or less than NAV (discount).

The Fund issues and redeems Shares at NAV only in large blocks known as “Creation Units,” which only APs (typically, broker-dealers) may purchase or redeem. The Fund generally issues and redeems Creation Units in exchange for securities, assets or other positions and/or cash (which may include cash in lieu of certain securities, assets or other positions).

Investors may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying or selling Shares in the secondary market (the “bid-ask spread”). Recent information about the Fund, including its NAV, market price, premiums and discounts, and bid-ask spreads is available on the Fund’s website at https://etfs.Grayscale.com/gcpu.

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Tax Information

Fund distributions are generally taxable as ordinary income, qualified dividend income, or capital gains (or a combination), unless your investment is in an individual retirement account (“IRA”) or other tax-advantaged account. Distributions on investments made through tax-deferred arrangements may be taxed later upon withdrawal of assets from those accounts.

Financial Intermediary Compensation

If you purchase Shares through a broker-dealer or other financial intermediary (such as a bank) (an “Intermediary”), the Adviser or its affiliates may pay Intermediaries for certain activities related to the Fund, including participation in activities that are designed to make Intermediaries more knowledgeable about exchange traded products, including the Fund, or for other activities, such as marketing, educational training or other initiatives related to the sale or promotion of Shares. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the Fund over another investment. Any such arrangements do not result in increased Fund expenses. Ask your salesperson or visit the Intermediary’s website for more information.

(SEC Investment Company Act File No. 811-23876)